UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2015

PAYMENT DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12500 San Pedro, Suite 120, San Antonio, TX	78216
(Address of principal executive offices)	(Zip Code)

(210) 249-4100

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On July 23, 2015, we effected a 1-for-15 reverse stock split of our outstanding common stock by filing a certificate of change with the Secretary of State of the State of Nevada. The number of our authorized common shares will remain unchanged at 200,000,000, common capital shares, par value $0.001 per share, after the reverse stock split. The number of our authorized preferred stock remains unchanged at 10,000,000 shares, par value $0.01 per share. The certificate of change is attached to this Current Report on Form 8-K as Exhibit 3.1, and its terms are incorporated herein by reference.

The reverse stock split will become effective with the Financial Industry Regulatory Authority, or FINRA, and in the marketplace at the open of business on July 23, 2015, whereupon our shares of common stock will begin trading on a split-adjusted basis. On July 23, 2015, our trading symbol changes to “PYDSD” for a period of 20 business days, after which the “D” will be removed from our trading symbol, and our trading symbol will revert to the original symbol of “PYDS.”

Stockholders with shares held in book-entry form or through a bank, broker or other nominee are not required to take any action and will see the impact of the reverse stock split reflected in their accounts on or after July 23, 2015. Beneficial holders may contact their bank, broker or nominee for more information. Stockholders with shares held in certificate form may, in most cases, exchange their stock certificates for book-entry shares representing the shares of common stock resulting from the reverse stock split. Shortly after July 23, 2015, such stockholders will receive a letter of transmittal and instructions for exchanging their certificates from our transfer agent, American Stock Transfer & Trust Company, LLC.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01     Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Certificate of Change pursuant to Nevada Revised Statutes Section 78.209, as filed by Payment Data Systems Inc. with the Secretary of State of the State of Nevada on July 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYMENT DATA SYSTEMS, INC.
Date: July 23, 2015
By: /s/ Michael R. Long
Name: Michael R. Long
Title: Chief Executive Officer